EXHIBIT 10.55

AMENDMENT NO. 2 TO

CONVERTIBLE NOTE PURCHASE AND EXCHANGE AGREEMENT

     AMENDMENT NO. 2, dated March 9, 2004 (this “Amendment”), among Critical Path, Inc., a California corporation (the “Company”), General Atlantic Partners 74, L.P., a Delaware limited partnership, GAP Coinvestment Partners II, L.P., a Delaware limited partnership, GapStar, LLC, a Delaware limited liability company, GAPCO GmbH & Co. KG, a German limited partnership, Campina Enterprises Limited, Cenwell Limited, Great Affluent Limited, Dragonfield Limited and Lion Cosmos Limited (collectively with the Company, the “Parties”),

WITNESSETH:

     WHEREAS, the Parties are each a party to that certain Convertible Note Purchase and Exchange Agreement, dated November 18, 2003, as amended on January 16, 2004 (the “November 2003 Note Exchange Agreement”); and

     WHEREAS, the Company entered into a Convertible Note Purchase Agreement, dated January 16, 2004, pursuant to which the Company issued and sold to Permal U.S. Opportunities Limited, Zaxis Equity Neutral, L.P., Zaxis Institutional Partners, L.P., Zaxis Offshore Limited, Zaxis Partners, L.P. and Passport Master Fund, L.P. convertible notes having an aggregate principal amount of $15 million, which notes are convertible, subject to Stockholder Approval, into shares of Series E Redeemable Convertible Preferred Stock of the Company, par value $0.001 per share (the “January 2004 Note Purchase Agreement”); and

     WHEREAS, in connection with the execution of the January 2004 Note Purchase Agreement, the Parties entered into an amendment to the November 2003 Note Exchange Agreement; and

     WHEREAS, the Company desires to enter into a Convertible Note Purchase Agreement, pursuant to which the Company proposes to issue and sell to Permal U.S. Opportunities Limited, Zaxis Equity Neutral, L.P., Zaxis Institutional Partners, L.P., Zaxis Offshore Limited, Zaxis Partners, L.P., Guggenheim Portfolio Company XIII, Crosslink Crossover Fund IV, L.P., Sagamore Hill Hub Fund, Ltd., Criterion Capital Partners, Ltd., Criterion Capital Partners, Institutional, Criterion Capital Partners, L.P. and Capital Ventures International convertible notes having an aggregate principal amount of $18.5 million which notes will be convertible, subject to Stockholder Approval, into shares of Series E Redeemable Convertible Preferred Stock of the Company, par value $0.001 per share (the “March 2004 Note Purchase Agreement”); and

     WHEREAS, in connection with the execution of the March 2004 Note Purchase Agreement, the Parties desire to amend the November 2003 Note Exchange Agreement as set forth herein; and

     WHEREAS, capitalized terms used in this Amendment and not defined herein shall have the meanings ascribed to such terms in the November 2003 Note Exchange Agreement:

     NOW, THEREFORE, in consideration of the mutual covenants and agreements herein contained, for the covenants and agreements set forth in the November 2003 Note Exchange Agreement, and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, and intending to be legally bound hereby, the Parties hereby agree as follows:

     1.1 Amendments to the November 2003 Note Exchange Agreement. The November 2003 Note Exchange Agreement shall be amended as set forth below:

          (a) Section 1.1 of the November 2003 Note Exchange Agreement shall be amended to add the following:

          ““March 2004 Note Purchase Agreement” means that certain Convertible Note Purchase Agreement, dated March 9, 2004, among Permal U.S. Opportunities Limited, Zaxis Equity Neutral, L.P., Zaxis Institutional Partners, L.P., Zaxis Offshore Limited, Zaxis Partners, L.P., Guggenheim Portfolio Company XIII, Crosslink Crossover Fund IV, L.P., Sagamore Hill Hub Fund, Ltd., Criterion Capital Partners, Ltd., Criterion Capital Partners, Institutional, Criterion Capital Partners, L.P., Capital Ventures International and Critical Path, Inc., a California corporation (the “Company”), pursuant to which the Company shall issue and sell convertible notes in an aggregate principal amount of up to $18.5 million, which notes shall be convertible into Series E Preferred Stock, subject to Stockholder Approval and concurrently with the Conversion and Exchange, or into Common Stock, in each case in accordance with such agreement.”

           (b) The definition of “Note Purchase Agreement” in Section 1.1 of the November 2003 Note Exchange Agreement shall be deleted and replaced with the following:

           ““Note Purchase Agreement” means that certain Convertible Note Purchase Agreement, dated January 16, 2004, among Permal U.S. Opportunities Limited, Zaxis Equity Neutral, L.P., Zaxis Institutional Partners, L.P., Zaxis Offshore Limited, Zaxis Partners, L.P., Passport Master Fund, L.P. and Critical Path, Inc., a California corporation (the “Company”), pursuant to which the Company shall issue and sell convertible notes in an aggregate principal amount of up to $15 million, which notes shall be convertible into Series E Preferred Stock, subject to Stockholder Approval and concurrently with the Conversion and Exchange, or into Common Stock, in each case in accordance with such agreement.”

          (c) The definition of “Subsequent Lenders” in Section 1.1 of the November 2003 Note Exchange Agreement shall be deleted and replaced with the following:

           ““Subsequent Lenders” shall include the Lenders, as defined in the Note Purchase Agreement, and the Lenders, as defined in the March 2004 Note Purchase Agreement.”

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          (d) Section 2.6(f) of the November 2003 Note Exchange Agreement is hereby deleted and amended and restated in its entirety to read as follows:

     “(f) Subsequent Closing. The consummation of the Exchange and Conversion (the “Subsequent Closing”) shall take place concurrently with the Subsequent Closing under the Note Purchase Agreement and the Subsequent Closing under the March 2004 Note Purchase Agreement, as soon as practicable following the satisfaction of the closing conditions set forth in Article VI of this Agreement, Article VI of the Note Purchase Agreement and Article VI of the March 2004 Note Purchase Agreement (the “Subsequent Closing Date”), at the offices of Pillsbury Winthrop LLP, 50 Fremont Street, San Francisco, California, or at such other time and place as the Company, the Lenders, the CK Purchasers and the Subsequent Lenders may mutually agree. At the Subsequent Closing, signature pages transmitted by facsimile will be acceptable, with originals to follow as soon as practicable thereafter.”

          (e) Article VIII of the November 2003 Note Exchange Agreement shall be amended to add a new Section 8.8 which shall read as follows:

     “8.8 Proxy Matters. Notwithstanding anything herein to the contrary, but subject to the provisions of Section 9.1 of this Agreement, if the Registration Statement has not been declared effective by the Commission on or prior to May 15, 2004, the Company will promptly take all such actions as may be necessary to withdraw the Registration Statement, and the Company shall continue to have an obligation under Section 8.4 of this Agreement to seek Stockholder Approval. If the Company withdraws the Registration Statement pursuant to this Section 8.8 and receives Stockholder Approval, the Company may, subject to approval by the Board of Directors, file a subsequent registration statement with the Commission and provide the Company’s shareholders the opportunity to participate in a subsequent rights offering.”

          (f) In the first sentence of Section 9.1 of the November 2003 Note Exchange Agreement, the words “April 30” shall be deleted and replaced with the words “August 15”.

     1.2 Amendments to Schedules to the November 2003 Note Exchange Agreement. Schedule 8.5 of the November 2003 Note Exchange Agreement is hereby deleted and amended and restated to read in its entirety in the form set forth as Annex 1 attached hereto.

     1.3 Counterparts. This Amendment may be executed in any number of counterparts and by the Parties in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement. Signature pages transmitted by facsimile will be acceptable, with originals to immediately follow.

     1.4 Continuing Agreement. Except as specifically amended hereby, all of the terms of the November 2003 Note Exchange Agreement shall remain and continue in full force and effect and are hereby confirmed in all respects.

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     1.5 Headings. The headings in this Amendment are for convenience of reference only and shall not limit or otherwise affect the meaning hereof.

     1.6 Governing Law. This Amendment shall be governed by and construed in accordance with the laws of the State of California, without regard to the principles of conflicts of law thereof.

     1.7 Severability. If any one or more of the provisions contained herein, or the application thereof in any circumstance, is held invalid, illegal or unenforceable in any respect for any reason, the validity, legality and enforceability of any such provision in every other respect and of the remaining provisions hereof shall not be in any way impaired, unless the provisions held invalid, illegal or unenforceable shall substantially impair the benefits of the remaining provisions hereof.

     1.8 Entire Agreement. This Amendment, together with the November 2003 Note Exchange Agreement and the exhibits and schedules thereto, and the other Transaction Documents, are intended by the parties as a final expression of their agreement and intended to be a complete and exclusive statement of the agreement and understanding of the parties hereto in respect of the subject matter contained herein and therein. There are no restrictions, promises, representations, warranties or undertakings, other than those set forth or referred to herein or therein. This Amendment and the November 2003 Note Exchange Agreement, together with the exhibits and schedules thereto, and the other Transaction Documents, supersede all prior agreements and understandings between the parties with respect to such subject matter.

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     IN WITNESS WHEREOF, the undersigned have executed, or have caused to be executed, this Amendment on the date first written above.

CRITICAL PATH, INC., a California corporation
By:	/s/ William E. McGlashan, Jr.
	Name:	William E. McGlashan, Jr.
	Title:	Chairman, Chief Executive Officer

SIGNATURE PAGE TO AMENDMENT NO. 2 TO CONVERTIBLE NOTE PURCHASE AND EXCHANGE AGREEMENT

GENERAL ATLANTIC PARTNERS 74, L.P.
By:	GENERAL ATLANTIC PARTNERS, LLC,
its General Partner

By:	/s/ Thomas J. Murphy
	Name:	Thomas J. Murphy
	Title:	Attorney-in-fact

GAP COINVESTMENT PARTNERS II, L.P.
By:	/s/ Thomas J. Murphy
	Name:	Thomas J. Murphy
	Title:	Attorney-in-fact

GAPSTAR, LLC
By:	GENERAL ATLANTIC PARTNERS, LLC,
its Managing Member

By:	/s/ Thomas J. Murphy
	Name:	Thomas J. Murphy
	Title:	Attorney-in-fact

GAPCO GMBH & CO. KG
By:	GAPCO MANAGEMENT GMBH,
its General Partner

By:	/s/ Thomas J. Murphy
	Name:	Thomas J. Murphy
	Title:	Procuration Officer

SIGNATURE PAGE TO AMENDMENT NO. 2 TO CONVERTIBLE NOTE PURCHASE AND EXCHANGE AGREEMENT

CENWELL LIMITED
By:	/s/ Ip Tak Chuen, Edmond
	Name:	Ip Tak Chuen, Edmond
	Title:	Authorised Person

CAMPINA ENTERPRISES LIMITED
By:	/s/ Ip Tak Chuen, Edmond
	Name:	Name: Ip Tak Chuen, Edmond
	Title:	Director

GREAT AFFLUENT LIMITED
By:	/s/ Ip Tak Chuen, Edmond
	Name:	Ip Tak Chuen, Edmond
	Title:	Director

DRAGONFIELD LIMITED
By:	/s/ Pau Yee Wan, Ezra
	Name:	Pau Yee Wan, Ezra
	Title:	Authorised Person

LION COSMOS LIMITED
By:	/s/ Pau Yee Wan, Ezra
	Name:	Pau Yee Wan, Ezra
	Title:	Director

SIGNATURE PAGE TO AMENDMENT NO. 2 TO CONVERTIBLE NOTE PURCHASE AND EXCHANGE AGREEMENT